SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           FALMOUTH BANCORP, INC.
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

               ------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

               ------------------------------------------------------------
         (5)   Total fee paid:

               ------------------------------------------------------------
   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount previously paid:

               ------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------
         (3)   Filing party:

               ------------------------------------------------------------
         (4)   Date Filed:

               ------------------------------------------------------------

                           FALMOUTH BANCORP, INC.
                              20 DAVIS STRAITS
                        FALMOUTH, MASSACHUSETTS 02540
                                508-548-3500

                                                          December 17, 2003

Dear Stockholder:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Falmouth Bancorp, Inc. (the "Company"), the holding company for Falmouth Bank (the "Bank") which will be held on January 20, 2004 at 4:30 p.m., local time, at the main office of the Bank, 20 Davis Straits, Falmouth, Massachusetts 02540 (the "Annual Meeting").

      The attached Notice of Annual Meeting and Proxy Statement describes the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of the Company and the Bank and you will have an opportunity to ask questions.

      The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each of these matters.

      Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you cannot attend.

      On behalf of the Board of Directors and the employees of Falmouth Bancorp, Inc. and Falmouth Bank, we thank you for your continued support and look forward to seeing you at the Annual Meeting.

                                       Sincerely yours,

                                       /s/ Santo P. Pasqualucci

                                       Santo P. Pasqualucci
                                       President and Chief Executive Officer

                           FALMOUTH BANCORP, INC.
                              20 DAVIS STRAITS
                        FALMOUTH, MASSACHUSETTS 02540

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                   Date:     Tuesday, January 20, 2004
                   Time:     4:30 p.m., local time
                   Place:    Falmouth Bank
                             20 Davis Straits
                             Falmouth, Massachusetts 02540

      At our 2004 Annual Meeting, we will ask you to:

      * Elect three directors to serve for a three-year term expiring at the 2007 annual meeting. The following three directors are the Board of Director's nominees:

            John J. Lynch, Jr.    William E. Newton    Santo P. Pasqualucci

      * Ratify the appointment of Shatswell, MacLeod & Company, P.C. as our independent public accountants for the fiscal year ending September 30, 2004; and

      * Transact any other business as may properly come before the Annual Meeting.

      You may vote at the Annual Meeting if you were a stockholder of the Company at the close of business on December 8, 2003, the record date.

                                       By Order of the Board of Directors,

                                       /s/ Jeanne E. Alves

                                       Jeanne E. Alves
                                       Secretary

Falmouth, Massachusetts
December 17, 2003

===========================================================================
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.
===========================================================================

                             GENERAL INFORMATION

General

      We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled "Voting Rights."

      We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about December 17, 2003 to all stockholders entitled to vote. If you owned the Company's common stock at the close of business on December 8, 2003, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 914,827 shares of common stock outstanding.

Quorum

      A quorum of stockholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

Voting Rights

      You are entitled to one vote at the Annual Meeting for each share of the Company's common stock that you owned as of record at the close of business on December 8, 2003. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

      You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR each of the proposals identified in the Notice of the Annual Meeting.

      If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of the Annual Meeting.

Vote Required

Proposal 1:              The three nominees for director who receive the
Elect Three Directors    most votes will be elected. So, if you do not vote
                         for a nominee, or you indicate "withhold authority" for any nominee on your proxy card, your vote will not count "for" or "against" the nominee. You may not vote your shares cumulatively for the election of directors.

Proposal 2:              The affirmative vote of a majority of the shares
Ratify Appointment of    present in person or by proxy at the Annual Meeting
Independent Public       and entitled to vote on this proposal is required
Accountants              to ratify the appointment of Shatswell, MacLeod &
                         Company, P.C. as the Company's independent public accountants. So, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

Effect of Broker Non-Votes

      If your broker holds shares that you own in "street name," the broker may vote your shares on the two proposals listed above even if the broker does not receive instructions from you. If your broker does not vote on any of the proposals, this will constitute a "broker non-vote." Broker non-votes will be treated as shares that are not represented on Proposals 1 and 2 and will have no effect on the outcome of the votes.

Confidential Voting Policy

      The Company maintains a policy of keeping stockholder votes confidential. We only let our Inspector of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

Revoking Your Proxy

      You may revoke your proxy at any time before it is exercised by:

*     Filing with the Secretary of the Company a letter revoking the proxy;
*     Submitting another signed proxy with a later date; and
* Attending the Annual Meeting and voting in person, provided you file a written revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

      If your shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote personally at the Annual Meeting. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

Solicitation of Proxies

      The Company will pay the costs of soliciting proxies from its stockholders. Directors, officers or employees of the Company and the Bank may solicit proxies by:

*     mail;
*     telephone; and
*     other forms of communication.

      We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Obtaining an Annual Report on Form 10-KSB

      If you would like a copy of our Annual Report on Form 10-KSB for the year ended September 30, 2003, which will be filed with the SEC, we will send you one (without exhibits) free of charge. Please write to:

      George E. Young, III
      Senior Vice President and Chief Financial Officer
      Falmouth Bancorp, Inc.
      20 Davis Straits
      Falmouth, Massachusetts 02540

Security Ownership of Certain Beneficial Owners

      The following table contains common stock ownership information for persons known to the Company to "beneficially own" 5% or more of the Company's common stock as of December 8, 2003. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and with the Company. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.


                                                    Amount of     Percent of Shares
                          Name and Address          Beneficial     of Common Stock
Title of Class          of Beneficial Owner         Ownership      Outstanding (1)
--------------          -------------------         ----------    -----------------

Common Stock       The Cape Cod Five Cents          131,800(2)          14.41%
                    Savings Bank
                   P.O. Box 10
                   19 West Road
                   Orleans, Massachusetts 02653

Common Stock       Santo P. Pasqualucci              87,603              9.00%
                   c/o Falmouth Bancorp, Inc.
                   20 Davis Straits
                   Falmouth, Massachusetts 02540

Common Stock       Falmouth Bancorp, Inc.            82,120              8.98%
                   Employee Stock Ownership
                    Plan Trust
                   20 Davis Straits
                   Falmouth, Massachusetts 02540

--------------------
<F1>  The total number of shares of the Company's common stock outstanding on December 8, 2003 was 914,827 shares.
<F2>  Based on information in a Schedule 13G/A filed with the SEC on July
      30, 1999, The Cape Cod Five Cents Savings Bank is deemed to be the beneficial owner of these shares.

Stock Ownership of Management

      The following table shows the number of shares of the Company's common stock beneficially owned by each director and executive officer named in the summary compensation table, and all directors and executive officers of the Company as a group, as of December 8, 2003. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name.


                                                            Amount and
                                                            Nature of       Percent of Common
                                                            Beneficial            Stock
Name                           Title(1)                  Ownership(2)(3)     Outstanding(13)
----                           --------                  ---------------    -----------------

Peter A. Frizzell, DMD         Director                          506              0.06%

Ronald Garcia(4)               Vice President, Senior         15,033              1.63%
                               Loan Officer

Wayne C. Lamson                Director                        4,153              0.45%

Gardner L. Lewis(5)            Director                       11,856              1.29%

John J. Lynch, Jr.(6)          Director, Chairman of          36,996              4.03%
                               the Board

Eileen C. Miskell(7)           Director                       11,017              1.20%

Robert H. Moore(8)             Director                        5,048              0.55%

Henry D. Newman, III           Director                        1,000              0.11%

William E. Newton(9)           Director                       16,017              1.74%

Santo P. Pasqualucci(10)       President, Chief               87,603              9.00%
                               Executive Officer and
                               Director

George E. Young(11)            Senior Vice President          16,553              1.80%
                               and Chief Financial
                               Officer

All directors and executive                                  224,805              22.4%
officers as a group (15
persons)(12)

--------------------
<F1>  Titles are for both the Company and the Bank.
<F2>  Includes unvested restricted stock awards of 642 shares of common stock made to each of the outside directors, with the exception of Mr. Lynch, who has an unvested restricted stock award of 1,287 shares, under the 1997 Recognition and Retention Plan for Outside Directors, Officers and Employees of Falmouth Bancorp, Inc. ("RRP"). Mr. Pasqualucci also has an unvested restricted stock award of 3,231 shares under the RRP. Messrs. Garcia and Young have unvested restricted stock awards of 1,185 shares and 1,977 shares, respectively. Each recipient of a RRP restricted share award has sole voting power, but no investment power, over the unvested shares of common stock covered by the award.

                                    (footnotes continued on following page)




<F3>  The figures above include stock options granted to the following officers and directors under the 1997 Stock Option Plan for Outside Directors, Officers and Employees of Falmouth Bancorp, Inc. ("Stock Option Plan"), which may be acquired pursuant to the following vested options (or options that will vest within 60 days of December 8, 2003): Mr. Garcia, 5,000 shares; Mr. Lynch, 4,216 shares; Mr. Lamson, 2,507 shares, Mr. Lewis, 3,095 shares; Ms. Miskell, 919 shares; Mr. Moore, 126 shares; Mr. Newton, 4,095 shares; Mr. Pasqualucci, 58,258 shares; and Mr. Young, 5,047 shares.
<F4>  Includes the total of 5,551 shares that have been allocated to Mr.
      Garcia under the ESOP as of September 30, 2003, as to which he has sole voting power, but no investment power, except in limited circumstances.
<F5>  Includes 2,489 shares held in spouse's IRA, 4,000 shares held in Mr.
      Lewis's IRA and 250 shares held individually by spouse. Mr. Lewis disclaims beneficial ownership over the shares held by his spouse.
<F6>  Includes 25,000 shares held in an IRA and 5,000 shares owned by the corporation of which Mr. Lynch serves as president.
<F7>  Includes 1,000 shares held in an IRA, 1,500 shares held solely by spouse and 2,500 shares owned by a corporation of which Ms. Miskell serves as treasurer.
<F8>  Includes 3,000 shares held in an IRA.
<F9>  Includes 5,000 shares held by Mr. Newton as trustee for a Profit
      Sharing Trust, 2,500 shares held in an IRA, and 2,500 shares held by Mr. Newton for a corporation of which Mr. Newton is a principal.
<F10> Includes the total of 9,879 shares that have been allocated to Mr.
      Pasqualucci under the ESOP as of September 30, 2003, as to which he has sole voting power, but no investment power, except in limited circumstances, 9,000 shares held in an IRA in Mr. Pasqualucci's name, and 3,018 shares held in trust for the benefit of Mr. Pasqualucci's minor children. Mr. Pasqualucci disclaims beneficial ownership over the shares held for his minor children.
<F11> Includes the total of 5,770 shares that have been allocated to Mr.
      Young under the ESOP as of September 30, 2003, as to which he has sole voting power, but no investment power, except in limited circumstances, 500 shares held in an IRA in Mr. Young's name, 2,559 shares held jointly with his spouse and 700 shares held in his spouse's IRA.
<F12> Includes 31,500 shares held by the ESOP Trust that have been allocated as of September 30, 2003 to the individual accounts of the executive officers under the ESOP as to which such executive officers have sole voting power, but no investment power, except in limited circumstances. Also includes 21,822 unallocated shares held by the ESOP Trust as to which the ESOP Trustee may be deemed to share voting and investment power.
<F13> Based on a total of 914,827 shares of the Company's common stock outstanding as of December 8, 2003.

                DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

                            ---------------------
                                 PROPOSAL 1

                            ELECTION OF DIRECTORS
                            ---------------------

General

      The Board has nominated three persons for election as directors at the Annual Meeting. The nominees are currently serving on the Company's Board of Directors. If you elect the nominees, they will hold office until the Annual Meeting in 2007, or until their successors have been elected.

      We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

Nominees and Continuing Directors


                                                            Position(s)
                                                             Held with
Nominees                  Age(1)    Term Expires            the Company           Director Since(2)
--------                  ------    ------------            -----------           -----------------

John J. Lynch, Jr.          76          2007        Director, Chairman of the            1970
                                                    Board

William E. Newton           64          2007        Director                             1974

Santo P. Pasqualucci        64          2007        President, Chief Executive           1993
                                                    Officer and Director

Continuing Directors
--------------------

Peter A. Frizzell, DMD      56          2006        Director                             2003

Wayne C. Lamson             53          2005        Director                             1999

Gardner L. Lewis            66          2005        Director                             1993

Eileen C. Miskell           45          2005        Director                             1994

Robert H. Moore             70          2006        Director                             1976

Henry D. Newman, III        48          2006        Director                             2003

--------------------
<F1>  As of November 1, 2003.
<F2>  Includes service as director of the Bank prior to the formation of the Company in 1996.

      The principal occupation and business experience of each nominee for election as director and each Continuing Director is set forth below.

Nominees

      John J. Lynch, Jr. has served as President of Paul Peters Agency, Inc., a general insurance agency located in Falmouth, since 1957.

      William E. Newton has worked as a contractor and has been a principal of C. H. Newton Builders, Inc. in West Falmouth since 1965.

      Santo P. Pasqualucci has served as President of the Bank since December, 1992 and as President and Chief Executive Officer of the Company since its formation in 1996. Prior to that time, he served as the President of a savings bank for six years. He has served the banking community of Massachusetts for over 39 years.

Continuing Directors

      Peter A. Frizzell, DMD has owned and operated a dental practice in Falmouth, Massachusetts for approximately 25 years.

      Wayne C. Lamson, has been Treasurer/Comptroller of the Woods Hole, Martha's Vineyard and Nantucket Steamship Authority since 1982. As Treasurer/Comptroller, Mr. Lamson is responsible for the Authority's accounting, treasury, finance, internal audit, insurance, payroll, credit and collection, procurement and pension plan administration functions.

      Gardner L. Lewis is currently retired. He owned and operated The Pancake Man, a full-service restaurant located in Falmouth, from 1964 to 1993. In 1993, the restaurant was leased to a third party.

      Eileen C. Miskell, CPA, has an MBA from Boston University and is currently the Treasurer of Wood Lumber Company, a family-owned company located in Falmouth, Massachusetts. She has former accounting experience with the regional public accounting firms of Livingston & Haynes and Wolf & Company.

      Robert H. Moore has worked as an agent with the Paul Peters Agency, Inc., a general insurance agency located in Falmouth, since May of 1960. Mr. Moore retired from the insurance agency in 1999.

      Henry D. Newman, III is, and has been, the owner of Newman
Associates, a plumbing and heating supply distribution company located in Canton, Massachusetts since 1993, and Westwood Systems, a steel fabrication company located in Canton, Massachusetts since 1994.

===========================================================================
The Board of Directors unanimously recommends a vote "For" all of the nominees for election as directors.
===========================================================================

                       ------------------------------
                                 PROPOSAL 2

                       RATIFICATION OF APPOINTMENT OF
                       INDEPENDENT PUBLIC ACCOUNTANTS
                       ------------------------------

      The Board of Directors has appointed Shatswell, MacLeod & Company, P.C. as our independent public accountants for the Company for the fiscal year ending September 30, 2004, and we are asking stockholders to ratify the appointment. Representatives of Shatswell, MacLeod & Company, P.C. are not expected to attend the Annual Meeting.

===========================================================================
The Board of Directors unanimously recommends a vote "For" the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent public accountants for the Company.
===========================================================================

Audit Fees

      Audit Fees. The aggregate fees paid to Shatswell, MacLeod & Company, P.C. for professional services rendered for the audit of our annual financial statements for the fiscal year ended September 30, 2003, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year, were $59,246.

      Financial Information Systems Design and Implementation Fees. We did not engage Shatswell, MacLeod & Company, P.C. for any professional services related to financial information systems design and implementation during the fiscal year ended September 30, 2003.

      All Other Fees. The aggregate fees paid to Shatswell, MacLeod & Company, P.C. for services rendered to use, other than the services described under "Audit Fees" for the fiscal year ended September 30, 2003 were $8,100.

             INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

Board of Directors

      As of the date of this proxy statement, the Company's Board of Directors consists of nine members. The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, as nearly equal in number as possible. The term of three directors expire at the Annual Meeting.

      The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of the Company. The Company's executive officers and management oversee the day-to-day operations of the Company. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman and the President, other key executives, and our principal external advisors (legal counsel, auditors, financial advisors and other consultants).

      The Board of Directors held 12 regular meetings during the fiscal year ended September 30, 2003. Each incumbent director attended at least 75% of the meetings of the Board of Directors plus committee meetings on which that particular director served during this period.

Corporate Governance

      Falmouth Bancorp, Inc. and Falmouth Bank are committed to establishing and maintaining high standards of corporate governance. Our executive officers and the Board have worked together to construct a comprehensive set of corporate governance initiatives that we believe will serve the long-term interests of our stockholders and employees. As discussed in more detail below, we believe these initiatives comply fully with the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC adopted thereunder. In addition, we believe our corporate governance initiatives will comply fully with recent reforms to the American Stock Exchange rules. The Board will continue to evaluate, and improve upon as appropriate, our corporate governance principles and policies.

Code of Ethics for Senior Financial Officers

      The Board has adopted a Code of Ethics for Senior Financial Officers that applies to each of our senior financial officers, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics for Senior Financial Officers sets forth our policies and expectations on a number of topics, including:

      * personal conduct, including ethical behavior and personal integrity;

      *     conflicts of interest;

      *     compliance with laws, rules and regulations;

      *     preservation of confidential information;

      *     proper use of corporate assets and opportunities; and

      *     compliance and compliance monitoring.

The Audit Committee will review the Code of Ethics for Senior Financial Officers on a regular basis, and propose or adopt additions or amendments to the Code of Ethics for Senior Financial Officers as appropriate.

Independent Directors

      The American Stock Exchange's rules include a requirement that a majority of directors of American Stock Exchange-listed companies be "independent." For a director to be "independent" under the American Stock Exchange's rules, the director must not be an officer or employee of Falmouth Bancorp or any of its subsidiaries, and must not have a material relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The American Stock Exchange's rules also expressly provide that the following persons cannot be considered independent:

      * a director who is, or during the past three years was, employed by Falmouth Bancorp or by any subsidiary of Falmouth Bancorp other than prior employment as an interim Chairman or CEO;

      * a director who accepts or who has an immediate family member who accepts any payments from Falmouth Bancorp or any subsidiary of Falmouth Bancorp in excess of $60,000 during the current fiscal year or any of the past three fiscal years, other than (a) compensation for board service, (b) payments arising solely from investments in Falmouth Bancorp's securities, (c) compensation paid to an immediate family member who is a non-executive employee of Falmouth Bancorp or a subsidiary, (d) compensation received for former service as an interim Chairman or CEO, (e) benefits under a tax-qualified retirement plan, or non-discretionary compensation, (f) loans to directors permitted under Section 13(k) of the Exchange Act;

      * a director who is an immediate family member of an individual who is, or during the past three years was, employed by Falmouth Bancorp or by any subsidiary of Falmouth Bancorp as an executive officer;

      * a director who is, or has an immediate family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which Falmouth Bancorp made, or from which Falmouth Bancorp received payments (other than those arising solely from investments in Falmouth Bancorp's securities or payments under non-discretionary charitable contribution matching schemes) that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

      * a director of Falmouth Bancorp who is employed, or has an immediate family member who is employed, as an executive officer of another entity where at any time during the most recent three fiscal years any of the executive officers of Falmouth Bancorp serve on the compensation committee of such other entity; or

      * a director who is, or has an immediate family member who is, a current partner of Falmouth Bancorp's outside auditor, or was a partner or employee of Falmouth Bancorp's outside auditor, and worked on Falmouth Bancorp's audit during the past three years.

      The Board of Directors has determined that all of the Board's current non-management members, a majority of the board, are "independent" directors for the purposes of the American Stock Exchange's rules.

      Consistent with the American Stock Exchange's rules, independent directors meet in regularly scheduled executive sessions without non-independent directors. The independent directors have selected John J. Lynch, Jr. Chairman of the Board of Directors, to serve as the presiding director at the executive sessions for the 2004 fiscal year. The presiding director will take a lead role in the Board's self-evaluation process.

      The American Stock Exchange's rules, as well as recently adopted SEC rules, impose additional independence requirements for all members of the Audit Committee. The American Stock Exchange's rules add to the "independence" requirement for audit committee membership the requirement that directors be able to read and understand fundamental financial statements, including Falmouth Bancorp's balance sheet, income statement, and cash flow statement. The Board of Directors believes that the current members of the Audit Committee meet this additional standard for independence. Furthermore, the American Stock Exchange rules require that Falmouth Bancorp certify that the Audit Committee has, and will continue to have, at least one member who is financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

      In addition, the rules recently adopted by the SEC for determining whether an audit committee member is "independent" set forth two basic criteria. First, audit committee members would be barred from accepting-directly or indirectly- any consulting, advisory or other compensatory fee from the issuer or an affiliate of the issuer, other than in the member's capacity as a member of the board of directors and any board committee. The SEC indicated that payments for services to law firms, accounting firms, consulting firms, investment banks or similar entities in which audit committee members are partners or hold similar positions are the kinds of compensatory payments that were intended to be precluded. The second basic criterion for determining independence provides that a member of an audit committee of a company may not be an affiliated person of the issuer or any subsidiary of the issuer apart from his or her capacity as a member of the board and any board committee. For this purpose, designees of affiliated persons are also disqualified.

Committees of the Board

      The Board of Directors of the Company and the Bank have established the following committees:

EXECUTIVE COMMITTEE    The Committee provides advice and recommendations to
                       the Board in areas of employee salaries and directors' compensation. The Executive Committee considers strategic planning and industry issues and is authorized to act as appropriate between meetings of the Board of Directors.

                       Directors Lynch, Miskell, Newton, Lewis and
                       Pasqualucci serve as members of the committee.

                       The Executive Committee met two times in the 2003 fiscal year.

AUDIT COMMITTEE        The Audit Committee is responsible for review of the
                       annual audit with the Company's outside auditors and to report any substantive issues found during the audit to the Board. The Audit Committee adopted a written charter, which is attached to this Proxy
                       Statement as Appendix A.

                       Directors Miskell, Lamson and Lewis serve as members of the committee and are "independent" as defined in
                       Section 121(A) of the American Stock Exchange's listing standards.

                       The Audit Committee met four times during the 2003 fiscal year.

COMPENSATION           The Compensation Committee is responsible for
COMMITTEE              establishing guidelines for management and employee
                       compensation.

                       Directors Miskell, Lewis, Lynch and Newton serve as members of the committee.

                       The Compensation Committee met three times in the 2003 fiscal year.

SECURITY COMMITTEE     The Security Committee reviews the loan collateral,
                       appraisal reports on real estate, and authorizes the funding of real estate loans. In addition, the Committee authorizes the release of periodic draws on construction loans.

                       Directors Lewis, Moore and Pasqualucci serve as members of the committee.

                       The Security Committee met fifty-two times in the 2003 fiscal year.

      The Board of Directors, acting as the nominating committee, met in October, 2003 to select the nominees for election as directors at the Annual Meeting. The Company's bylaws also set forth a procedure for shareholders to nominate directors by notifying the Secretary of the Company in writing and meeting other requirements as set forth in the bylaws.

Audit Committee Report

      The following Report of the Company's Audit Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Exchange Act.

                FALMOUTH BANCORP, INC. AUDIT COMMITTEE REPORT

      The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended September 30, 2003 with management. The Audit Committee has also reviewed and discussed with Shatswell, MacLeod & Company, P.C. ("Shatswell"), the Company's independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

      The Audit Committee has received the written disclosures and the letter from Shatswell required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed Shatswell's independence with respect to the Company with Shatswell and considered whether the provision of non-audit services provided by Shatswell is compatible with maintaining the auditor's independence.

      Based on the review and discussions referred to in this audit committee report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2003 for filing with the SEC.

                                       FALMOUTH BANCORP, INC.
                                       AUDIT COMMITTEE

                                       Eileen C. Miskell, Chairperson
                                       Wayne C. Lamson
                                       Gardner L. Lewis, III

Director Compensation

      Meeting Fees. Each non-employee of the Bank receives a fee of $600 for attendance at each board meeting. The Chairman of the Board receives a fee of $900 per Board meeting attended. The Bank also pays each non-employee director fees ranging from $120 to $300 for each committee meeting attended, as well as an annual retainer of $3,600 to each non-employee director member of the Executive Compensation Committees.

      Total directors' meeting and committee fees for fiscal 2003 were $104,595. We do not compensate our employees for service as directors. Directors are also entitled to the protection of certain indemnification provisions in our Certificate of Incorporation and Bylaws.

      Recognition and Retention Plan and Stock Option Plan. In addition, our directors are eligible to participate in the Stock Option Plan and Recognition and Retention Plan. These stock benefit plans are discussed under "-Benefits," "Stock Option Plans" and "Recognition and Retention Plan."

Executive Officers

      The following individuals are executive officers of the Company and hold the offices set forth opposite their names.


      Name                    Position Held with the Company
      ----                    ------------------------------

      Santo P. Pasqualucci    President and Chief Executive Officer

      George E. Young, III    Senior Vice President and Chief Financial Officer

      Jeanne E. Alves         Secretary

      The following individuals are executive officers of the Bank and hold the offices set forth below opposite their names.


      Name                    Position Held with the Bank
      ----                    ---------------------------

      Santo P. Pasqualucci    President and Chief Executive Officer

      George E. Young, III    Senior Vice President

      William H. Cassidy      Treasurer

      Ronald Garcia           Vice President/Senior Loan Officer

      Sharon L. Shoner        Vice President/Auditor/Compliance Officer

      Jacqueline B. Nolan     Vice President/Retail Operations

      Jeanne E. Alves         Clerk/Assistant Treasurer

      The Board of Directors annually elects the executive officers of the Company and the Bank. The elected officers hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors. The Company has entered into Employment Agreements with certain of its executive officers which set forth the terms of their employment. See "Employment Agreements."

      Biographical information of executive officers of the Company and the Bank is set forth below.

      Santo P. Pasqualucci, age 64, has served as President and Chief Executive Officer of the Bank since December, 1992 and President and Chief Executive Officer of the Company since 1996. Prior to that time, he served as the President of a savings bank for six years. He has served the banking community of Massachusetts for over 39 years.

      George E. Young, III, age 58, has served as Senior Vice President of the Bank since 2001 and as Senior Vice President and Chief Financial Officer of the Company since 1998. Mr. Young also served as Treasurer of the Bank from 2001 to 2003. Mr. Young served as Vice President & Treasurer of the Company from 1994 to 1996 and Treasurer from 1992 to 1994. Prior thereto, he was Treasurer and Auditor/Compliance Officer from 1973 to 1991 with another financial institution. Mr. Young has over 30 years of banking experience.

      Jeanne E. Alves, age 59, has served as the Secretary of the Company and Clerk of the Bank since November 1997. Ms. Alves joined the Bank in 1984 and was promoted to Assistant Treasurer in 1992.

      William H. Cassidy III, age 57, joined the Bank in 1998. He was named Accounting Manager in 2001 and was elected Treasurer in October 2003. Mr. Cassidy held various positions with the Federal Deposit Insurance
Corporation from 1990 through 1998. Prior to that, he served as the Assistant Treasurer of another financial institution. Mr. Cassidy has 25 years of experience in the banking industry.

      Ronald Garcia, age 53, has served as Vice President/Senior Loan Officer of the Bank since April 1997. Mr. Garcia served as Vice
President/Commercial Lending of the Bank from 1994 through April 1997. Prior thereto, he was a Vice President and Commercial Loan Officer for Falmouth National Bank/Bank of Boston.

      Sharon L. Shoner, age 53, is currently Vice President/Audit and Compliance Officer of the Bank, overseeing the Bank's internal audit and compliance functions. Ms. Shoner has served with the Loan Department of the Bank since 1977.

      Jacqueline B. Nolan, age 42, has served as Vice President, Retail Operations & Marketing of the Bank since 2001. She served as Assistant Vice President of the Bank from October 1998 to 2001, and Branch Administrator from 1996 to 1998. Prior thereto, she served as a loan originator with Fleet Bank and another former Cape Cod Bank. She has also served as Assistant Vice President for the former BayBank, now Fleet Bank. Ms. Nolan has over 20 years of banking experience.

Executive Compensation

      The following table sets forth cash and noncash compensation for the fiscal years ended September 30, 2003, 2002 and 2001 awarded to or earned by Santo P. Pasqualucci, the Company's President and Chief Executive Officer; George E. Young, III, the Company's Senior Vice President and Chief Financial Officer; and Ronald Garcia, the Bank's Vice President and Senior Loan Officer. No other executive officer earned salary plus bonus in excess of $100,000 during the fiscal year ended September 30, 2003.

                         Summary Compensation Table


                                                                                Long Term
                                                                               Compensation
                                         Annual Compensation(1)                   Awards
                                 -------------------------------------    ---------------------
                                                             Other        Restricted
                                                             Annual         Stock                    All Other
Name and Principal                                        Compensation      Awards      Options    Compensation
     Positions           Year    Salary($)    Bonus($)         ($)          ($)(2)      (#)(3)        ($)(4)
------------------       ----    ---------    --------    ------------    ----------    -------    ------------

Santo P. Pasqualucci,    2003     187,444      12,089          -                 -          -         38,932
  President and Chief    2002     166,949           -          -            94,820      3,778         34,986
  Executive Officer      2001     155,000           -          -                 -          -         31,682
George E. Young, III,    2003     109,549      14,171          -                 -          -         26,805
  Senior Vice            2002      99,112           -          -            57,992      2,500         20,449
  President and Chief    2001      85,152           -          -                 -          -         18,237
  Financial Officer
Ronald Garcia,           2003     110,539       4,305          -                 -          -         24,280
  Vice President and     2002      90,578           -          -            34,804      2,000         17,778
  Senior Loan            2001      85,152           -          -                 -          -         16,526
  Officer

--------------------
(footnotes on following page)




<F1>  Under Annual Compensation, the column titled "Salary" includes base salary, amounts deferred under the Company's 401(k) plan (but not matching contributions made by the Company) and payroll deductions for health insurance under the Company's health insurance plan.
<F2>  Mr. Pasqualucci was awarded 4,310 shares of restricted stock, which vest as follows: 1,079 shares on February 1, 2003 and 1,077 shares on each of February 1, 2004, 2005 and 2006. Mr. Young was awarded 2,636 shares of restricted stock which vest in 25% annual increments beginning on February 1, 2003. Mr. Garcia was awarded 1,582 shares of restricted stock, which vest as follows: 397 shares on February 1, 2003 and 395 shares on each of February 1, 2004, 2005 and 2006. The values of the restricted share awards shown in the table above are based on a price of $22.00, which is the closing price of a share of common stock on March 19, 2002, the effective date of the award. At September 30, 2003, the aggregate fair market values of the restricted stock awards made to Messrs. Pasqualucci, Young and Garcia were $124,344, $76,049 and $45,641, respectively, based on a closing price of $28.85 on September 30, 2003. Any cash dividends or distributions declared and paid with respect to awarded shares shall be paid to participants. In the case of death, disability, retirement, or a change in control, as defined by the RRP, all restricted stock awards become immediately vested.
<F3>  The 2002 stock options vest as follows: Mr. Pasqualucci - 946 shares on February 1, 2003, and 944 shares on each of February 1, 2004, 2005 and 2006; Mr. Young - 625 shares on February 1, 2003 and each February 1st thereafter; and Mr. Garcia - 500 shares on February 1, 2003 and each February 1st thereafter. These grants generally remain exercisable until the tenth anniversary of the grant.
<F4>  Includes (i) the dollar value of premiums paid by the Company for the
      2003 fiscal year with respect to term life insurance (other than group term insurance coverage under a plan available to substantially all salaried employees) for the benefit of Messrs. Pasqualucci, Young and Garcia amounting to $1,356, $816 and $819, respectively; (ii) the Company's contributions for fiscal 2003 on behalf of Messrs. Pasqualucci, Young and Garcia to the Company's 401(k) plan consisting of $4,458, $2,707 and $2,747, respectively; and (iii) 1,148, 807 and
      718 shares of common stock allocated to each of Messrs. Pasqualucci, Young and Garcia, respectively, under the ESOP for fiscal 2003. The value of the shares were based on a price of $28.85, the closing price on September 30, 2003.

      Employment Agreement. The Company is party to an employment agreement (the "Employment Agreement") with Mr. Santo Pasqualucci, the Bank's President and Chief Executive Officer (the "Executive"). This Employment Agreement sets forth the duties and compensation of the Executive and is intended to ensure that the Bank and the Company will have experienced and competent management personnel.

      The Employment Agreement provides for a term of four years. On each anniversary date from the date of commencement of the Employment Agreement, the term of employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Executive has met the required performance standards and that such Employment Agreement should be extended. The Employment Agreement provides the Executive with a salary review by the Board of Directors not less often than annually, as well as with participation in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave maintained by the Company or the Bank. The Employment Agreement will terminate upon the Executive's death or disability, and is terminable by the Bank or the Company for "cause" as defined in the Employment Agreement. In the event of termination for cause, no severance benefits are available. If the Bank or the Company terminates the Executive without cause, the Executive will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement. If the Employment Agreement is terminated due to the

Executive's "disability" (as defined in the Employment Agreement), the Executive will be entitled to a continuation of his salary at three-quarters level and benefits until the Executive becomes employed again, reaches age 65 or dies. In the event of the Executive's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the end of the month of his death.

      The Employment Agreement contains provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any "change in control" (as defined in the Employment Agreement), Mr. Pasqualucci will be paid, within 10 days of such termination, an amount equal to 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, as amended (the "Code"). The Employment Agreement also provides for a lump sum payment of the payments due to the Executive for the remaining term of the Employment Agreement to be made in the event of the Executive's voluntary termination of employment, upon the occurrence, or within 60 days thereafter, of certain specified events which have not been consented to in writing by the Executive, including:

* the requirement that the Executive perform his principal executive functions more than 35 miles from the Bank's or the Company's current primary office;
*     material reduction in the Executive's authority and responsibility;
*     liquidation or dissolution of the Bank or the Company; and
*     a breach of the Employment Agreement by the Bank or the Company.

      Change of Control Agreement. The Company has entered into a change of control agreement ("Change of Control Agreement") with George E. Young,
III. The term of the Change of Control Agreement is perpetual, until the Company gives notice of non-extension, at which time the term is fixed for two years. Generally, the Bank or the Company may terminate the employment of the Executive, with or without cause, at any time, prior to a change of control without obligation for severance benefits. However, if the Bank or the Company executes a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, the Executive's employment could not be terminated without cause without liability for severance benefits. The severance benefits would generally be equal to two times the Executive's Section 280G base amount, the value of employer contributions to the 401(k) Plan and ESOP that would have been made over two plan years plus insurance continuation of up to twenty-four
(24) months. The Company would pay the same severance benefits if the Executive resigns after a change of control.

Stock Option Plan

      The Company has a Stock Option Plan in effect which was previously approved by its stockholders. The purpose of the Stock Option Plan is to promote the growth of the Company, the Bank and other affiliates by linking the incentive compensation of officers, key executives and directors with the profitability of the Company. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. The Company has reserved an aggregate of 145,475 shares of common stock for issuance upon the exercise of stock options granted under the Stock Option Plan. The Company also maintains a stock option plan not approved by stockholders that is also not subject to ERISA and is not a tax-qualified plan. The Company has reserved an aggregate of 23,778 shares of common stock for issuance upon the exercise of stock options granted under this plan.

      The following table provides the value for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options held by the named executive officers and the year-end price of the common stock.

  Aggregated Options in 2003 Fiscal Year and 2003 Fiscal Year End Options


                                                       Number of Securities         Value of Unexercised
                           Shares                     Underlying Unexercised            In-the-Money
                          Acquired                    Options/SARs at Fiscal       Options/SARs at Fiscal
                             on          Value               Year-end                    Year-end(2)
                          Exercise    Realized(1)               (#)                          ($)
Name                        (#)           ($)        Exercisable/Unexercisable    Exercisable/Unexercisable
----                      --------    -----------    -------------------------    -------------------------

Santo P. Pasqualucci,
 President and Chief
 Executive Officer            -              -             57,314/2,832                846,275/19,399
George E. Young, III,
 Senior Vice President
 and Chief Financial
 Officer                    400          4,450              4,422/1,875                 63,040/12,844
Ronald Garcia,
 Vice President and
 Senior Loan Officer          -              -              4,500/1,500                 65,325/10,275

--------------------
<F1>  Based on closing price of $24.50 on December 19, 2002, the date of exercise.
<F2>  The closing price per share of common stock on September 30, 2003 was
      $28.85. For Mr. Pasqualucci: 36,368 exercisable options have an exercise price of $13.375 per share, 20,000 exercisable options have an exercise price of $15.00 per share, and 946 exercisable options have an exercise price of $22.00 per share, which equal spreads of $15.475, $13.85 and $6.85, respectively. For Mr. Young: 3,797 exercisable options have an exercise price of $13.375 per share and 625 exercisable options have an exercise price of $22.00 per share, which equal spreads of $15.425 and $6.85, respectively. For Mr.
      Garcia: 4,000 exercisable options have an exercise price of $13,375 per share and 500 exercisable options have an exercise price of $22.00 per share, which equal spreads of $15.475 and $6.85, respectively. The unexercisable options have an exercise price of $22.00 per share, which equals a spread of $6.85.

Recognition and Retention Plan

      Similar to the Stock Option Plan, the RRP functions as a long-term incentive compensation program for eligible officers, employees and outside directors of the Company, the Bank and other affiliates. The members of the Board's Compensation Committee who are disinterested directors ("RRP Committee") administer the RRP. The Company pays all costs and expenses of administering the RRP.

      As required by the terms of the RRP, the Company has established a trust and will contribute, or cause to be contributed, to the trust, from time to time, funds sufficient to purchase up to 58,190 shares of common stock, the maximum number of restricted stock awards that may be granted under the RRP. Shares of common stock subject to a restricted stock award are held in the trust until the award vests at which time the shares of common stock attributable to the portion of the award that have vested are distributed to the award holder. An award recipient is entitled to exercise voting rights and receive cash dividends with respect to the shares of common stock subject to the award, whether or not the underlying shares have vested.

      Restricted stock awards are granted under the RRP on a discretionary basis to eligible officers and executives selected by the RRP Committee and are awarded to outside directors pursuant to the terms of the RRP. All outstanding restricted stock awards are automatic full vesting on the date of the award holder's death, disability or retirement or upon a change in control of the Company.

      The Company may amend or terminate the RRP, in whole or in part, at any time, subject to the requirements of all applicable laws.

Transactions with Certain Related Persons

      Under applicable federal law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank has made loans or extended credit to executive officers and directors and also to certain persons related to executive officers and directors. All such loans were made by the Bank in the ordinary course of business and were not made with more favorable terms nor did they involve more than the normal risk of collectibility or present unfavorable features. At September 30, 2003, the Bank had a total of $1,588,000 in loans outstanding to its directors and no loans to its executive officers.

      In addition to these provisions of federal law, Massachusetts law requires that loans by a co-operative bank to its officers and directors be made on non-preferential terms and receive the prior approval of a disinterested majority of the board of directors. Further, loans by a co-operative bank to its own officers may not exceed $20,000 for general purposes; $75,000 for educational purposes; and $275,000 for residential home mortgage purposes. All loans by a co-operative bank to its officers and directors must be reported annually to the Commissioner.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires that the Company's directors, executive officers, and any person holding more than ten percent of the Company's Common Stock file with the SEC reports of ownership changes, and that such individuals furnish the Company with copies of the reports.

      On November 14, 2003, the Company filed an amended Form 3 for Dr. Frizzell reporting the ownership of an additional 406 shares of Company common stock. Other than the foregoing and based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all other executive officers and directors complied with all Section 16(a) filing requirements applicable to them.

                           ADDITIONAL INFORMATION

Information About Stockholder Proposals

      If you wish to submit proposals to be included in our 2004 proxy statement for the 2005 Annual Meeting of Stockholders, we must receive them by August 17, 2004, pursuant to the proxy soliciting regulations of the SEC. SEC rules contain standards as to what stockholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. [SECTION]240.14a-8 of the rules and regulations promulgated by the SEC.

      In addition, under the Company's Bylaws, if you wish to nominate a director or bring other business before an annual meeting (which is not included in the proxy statement for the 2005 Annual Meeting), you must be a shareholder of record and have given timely notice in writing to the Secretary of the Company, according to the procedures set forth in our Bylaws. If our 2005 Annual Meeting is held on a day that is within thirty
(30) days preceding the anniversary of this year's meeting, we must receive your notice at least sixty days (60) days in advance of the 2005 Annual Meeting. For example, if the 2005 Annual Meeting is held on January 19, 2005, we must receive your notice by November 20, 2004. If our 2004 Annual Meeting is held on or after January 20, 2004, we must receive your notice at least ninety (90) days in advance of the 2005 Annual Meeting. Finally, if our 2005 Annual Meeting is held on a date which is outside the time periods set forth above, we must receive your notice by the close of business on the tenth (10th) day following the date on which the notice of the 2005 Annual Meeting is first given to shareholders as provided in the Bylaws.

                                       By Order of the Board of Directors,

                                       /s/ Jeanne E. Alves

                                       Jeanne E. Alves
                                       Secretary

Falmouth, Massachusetts
December 17, 2003

===========================================================================
To assure that your shares are represented at the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.
===========================================================================

                                                                 Appendix A
                                                                 ----------






                         FALMOUTH CO-OPERATIVE BANK

                                AUDIT POLICY






                                                Revised and Voted 2/18/2003

                              TABLE OF CONTENTS

                                                                       Page

AUTHORITY                                                               A-2

RESPONSIBILITIES                                                        A-2

    Financial Reporting                                                 A-2
    Corporate Governance                                                A-3
    Internal Control                                                    A-4

                         FALMOUTH CO-OPERATIVE BANK

                                AUDIT POLICY

                                  AUTHORITY

      Primary responsibility for Falmouth Co-operative Bank's financial reporting and internal operating controls is vested in senior operating management as overseen by the Audit Committee and the Board of Directors. The Audit Committee, composed of the independent directors was established to assist the board in fulfilling its statutory and fiduciary responsibilities. The committee shall be composed of independent directors, including at least one designated "financial expert", all of which are defined by the Sarbanes-Oxley Act of 2002.

      The Audit Committee shall have unrestricted access to bank personnel and documents and will be given the resources necessary to discharge its responsibilities.

                              RESPONSIBILITIES

Financial Reporting
-------------------

      The responsibility of the Audit Committee in the area of financial reporting is to provide assurance that financial disclosures made by management reasonably portray the bank's financial condition, results of operations and plans for long term commitments. To accomplish this the Committee will:

      * Have ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor and/or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement.

      * Insure that the external audit coverage is timely and complete to comply within regulatory guidelines.

      * Assume responsibility for ensuring its receipt from the outside auditors, a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1, and the audit committee's responsibility for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.

      *     Monitor audit results.

      *     Review auditors' performance.

      *     Insure income tax returns have been prepared and filed.

      *     Question any material items in the tax returns.

      *     Insure appropriate tax reserves are maintained.

      *     Review management responses to external auditors and examiners.

Corporate Governance
--------------------

      The responsibility of the Audit Committee in the area of corporate governance is to provide assurance that the corporation is in reasonable compliance with pertinent laws and regulations, is conducting its affairs ethically and is maintaining effective controls against conflict of interest and fraud. To accomplish this the Committee will:

      * Review bank policies relating to compliance with laws and regulations, ethics, conflicts of interest and the investigation of misconduct or fraud.

      * Review current or pending litigation in which the bank is a party.

      * Review serious cases of employee, management and director conflict of interest, misconduct and fraud.

      * The Audit Committee shall have the power to engage independent consultants and counsel if it determines that their services are necessary to carry out the audit committee's duties. The Bank, in such instances, must provide appropriate funding.

Internal Control
----------------

      It is incumbent on the Audit Committee to fulfill its oversight responsibilities without unnecessary or inappropriate intervention with the prerogatives of bank management. Nevertheless, to carry out its responsibility, the Committee must:

      * Meet privately with the external auditors to discuss pertinent matters, including quality of management and determine if any restrictions have been placed by management on the scope of their examination or if there are other matters that should be discussed with the Audit Committee.

      * Determine if the scope of the audit is of sufficient depth to detect weaknesses in internal controls and fraud.

      * Review management's procedures to monitor compliance with the internal controls.

      *     Verify and approve all related party transactions.

      * Pre-approve all non-audit services provided by the Bank's external audit firm.

      * Provide "Whistle Blower" protection procedures to each employee, including anonymous employee complaints regarding accounting, internal control or audit.

      * Review SEC reports 10-QSB and 10-K, and other related SEC periodic reports prior to filing.

      * Direct special investigations into significant matters brought to its attention within the scope of its duties.

      *     Review this policy annually.

      *     Report Audit Committee activities to the Board on a timely basis.

                                   ADDENDA
                                AUDIT POLICY

February 10, 2003 - Page 1

FROM:
Primary responsibility for Falmouth Co-operative Bank's financial reporting and internal operating controls is vested in senior operating management as overseen by the Audit Committee and the Board of Directors. The Audit Committee, composed of the independent directors was established to assist the board in fulfilling its statutory and fiduciary responsibilities.

TO:
Primary responsibility for Falmouth Co-operative Bank's financial reporting and internal operating controls is vested in senior operating management as overseen by the Audit Committee and the Board of Directors. The Audit Committee, composed of the independent directors was established to assist the board in fulfilling its statutory and fiduciary responsibilities. The committee shall be composed of independent directors, including at least one designated "financial expert", all of which are defined by the Sarbanes-Oxley Act of 2002.

Page 2
Remove:

      *     Review annual financial Statements.

ADD:

      * The Audit Committee shall have the power to engage independent consultants and counsel if it determines that their services are necessary to carry out the audit committee's duties. The Bank, in such instances, must provide appropriate funding.

Page 3
ADD:

      *     Verify and approve all related party transactions.

      * Pre-approve all non-audit services provided by the Bank's external audit firm.

      * Provide "Whistle Blower" protection procedures to each employee, including anonymous employee complaints regarding accounting, internal control or audit.

      * Review SEC reports 10-QSB and 10-K, and other related SEC periodic reports prior to filing.

                                                            REVOCABLE PROXY

       This proxy is solicited on behalf of the Board of Directors of
                           Falmouth Bancorp, Inc.
for the Annual Meeting of Stockholders to be held on Tuesday, January 20, 2004.

      The undersigned stockholder of Falmouth Bancorp, Inc. hereby appoints Eileen C. Miskell and Gardner L. Lewis, and each of them, with full powers of substitution, to represent and vote as proxy, as designated, all shares of common stock of Falmouth Bancorp, Inc. held of record by the undersigned on December 8, 2003, at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 4:30 p.m., Eastern Standard Time, on January 20, 2004, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 2004 Annual Meeting of Stockholders and Proxy Statement, dated December 17, 2003, and upon such other matters as may properly come before the annual meeting. The undersigned hereby revokes all prior proxies.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If you do not give us any direction, this Proxy will be voted FOR the proposals in Items 1 and 2.


                         (Continued on Reverse Side)

     PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
            AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

1.    Election of three Directors for terms of three years each.

      Nominees: John J. Lynch, Jr., William E. Newton and
                Santo P. Pasqualucci.

      Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:


      ---------------------------------------------------------------------


                      Please mark your votes like this
                                     [X]

                 FOR                             WITHHOLD AUTHORITY
       all nominees (except as                    for all nominees
        otherwise indicated)                             [ ]
                 [ ]


2. Ratification of the appointment of Shatswell, MacLeod & Co., P.C. as independent public accountants for the fiscal year ending September 30, 2004.

                 FOR               AGAINST             ABSTAIN
                 [ ]                 [ ]                 [ ]

      The Board of Directors unanimously recommends a vote "FOR" all of the nominees named in Item 1 and a vote "FOR" the proposal in Item 2. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in Item 1 and FOR the proposal listed in Item 2.

                                       The undersigned hereby acknowledges
                                       receipt of the Notice of the 2004
                                       Annual Meeting of Stockholders and
                                       the Proxy Statement, dated December
                                       17, 2003 for the 2004 Annual
                                       Meeting.


                                       ------------------------------------
                                       Signature


                                       ------------------------------------
                                       Date

                                       Please sign exactly as your name
                                       appears on this proxy, Joint owners
                                       should each sign personally.  If
                                       signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please include your full title.
                                       Corporate or partnership proxies
                                       should be signed by an authorized
                                       officer.